================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-5281

                        Oppenheimer Champion Income Fund
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Arthur S. Gabinet
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                     Date of fiscal year end: September 30

                      Date of reporting period: 12/30/2011
================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

                                                                                 PRINCIPAL
                                                                                    AMOUNT                  VALUE
                                                                               -----------             ----------
ASSET-BACKED SECURITIES-0.0%
Goldman Sachs Asset Management CBO Ltd., Sub.
Collateralized Bond Obligations, Series 1A, Cl. D, 12.54%,
6/13/11(1,2)                                                                   $ 6,122,584             $        -
NC Finance Trust, Collateralized Mtg. Obligation Pass-
Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29(1,2)                437,665                 39,390
                                                                                                       ----------
Total Asset-Backed Securities (Cost $3,179,895)                                                            39,390
CORPORATE BONDS AND NOTES-80.7%
CONSUMER DISCRETIONARY-17.9%
AUTO COMPONENTS-2.3%
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub.
Nts., 8/15/20                                                                    2,320,000              2,540,400
Tower Automotive Holdings USA LLC/TA Holdings Finance,
Inc., 10.625% Sr. Sec. Nts., 9/1/17(3)                                           6,019,000              6,079,190
Visteon Corp., 6.75% Sr. Nts., 4/15/19(3)                                        2,715,000              2,721,788
                                                                                                       ----------
                                                                                                       11,341,378
AUTOMOBILES-0.1%
Jaguar Land Rover plc, 7.75% Sr. Unsec. Bonds, 5/15/18(3)                          490,000                469,175
HOTELS, RESTAURANTS & LEISURE-6.0%
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16(3)                           2,230,000              2,302,475
Harrah's Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18                       11,498,000              7,933,620
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr.
Sec. Nts., 4/1/17(3)                                                             3,040,000              2,850,000
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14                                                  1,780,000              1,673,200
7.75% Sr. Unsec. Unsub. Nts., 3/15/19                                            2,545,000              2,341,400
Landry's Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15                       1,885,000              1,993,388
MCE Finance Ltd., 10.25% Sr. Sec. Nts., 5/15/18                                  1,160,000              1,255,700
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15                                4,280,000              4,087,400
Mohegan Tribal Gaming Authority, 8% Sr. Sub. Nts., 4/1/12                        3,675,000              2,480,625
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19                  2,070,000              2,261,475
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(1,2)                                  3,900,000                      -
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16                             2,485,000                733,075
                                                                                                       ----------
                                                                                                       29,912,358
HOUSEHOLD DURABLES-0.7%
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15                                                  1,335,000              1,004,588
9.125% Sr. Unsec. Nts., 5/15/19                                                  3,790,000              2,605,625
                                                                                                       ----------
                                                                                                        3,610,213
MEDIA-8.0%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts.,
11/15/15                                                                         1,430,000              1,194,050
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18                           3,430,000              2,915,500
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27                         3,079,000              2,686,428
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15(3)                 1,115,000                805,588
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec.
Nts., 11/15/17(3)                                                                1,725,000              1,837,125


1   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

                                                                                  PRINCIPAL
                                                                                     AMOUNT             VALUE
                                                                                -----------        ----------
MEDIA CONTINUED
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub.                     $ 3,985,000        $3,805,675
 Nts., 1/15/13
CSC Holdings LLC, 6.75% Sr. Unsec. Nts., 11/15/21(3)                              4,985,000         5,271,638
Cumulus Media, Inc., 7.75% Sr. Nts., 5/1/19(3)                                    1,635,000         1,459,238
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17                     2,490,000         2,452,650
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15                              4,425,000         4,203,750
Interactive Data Corp., 10.25% Sr. Unsec. Nts., 8/1/18                              145,000           158,775
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-
Wurttemberg GmbH & Co. KG, 7.50% Sr. Sec. Nts., 3/15/19(3)                        1,835,000         1,935,925
Newport Television LLC/NTV Finance Corp., 12.719% Sr. Nts.,  3/15/17(3,4)         2,671,811         2,397,950
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts.,
4/15/17                                                                           2,470,000         2,544,100
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18                 3,315,000         3,439,313
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21(3)                             1,635,000         1,663,613
Visant Corp., 10% Sr. Unsec. Nts., 10/1/17                                        1,515,000         1,393,800
                                                                                                   ----------
                                                                                                   40,165,118
SPECIALTY RETAIL-0.5%
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19             2,455,000         2,412,038
Michaels Stores, Inc., 7.75% Sr. Unsec. Nts., 11/1/18                               195,000           197,925
                                                                                                   ----------
                                                                                                    2,609,963
TEXTILES, APPAREL & LUXURY GOODS-0.3%
Jones Group, Inc. (The) /Jones Apparel Group Holdings, Inc./Jones Apparel
Group USA, Inc./JAG Footwear, Accessories & Retail Corp., 6.875% Sr. Unsec.
Unsub. Nts., 3/15/19                                                              1,845,000         1,669,725
CONSUMER STAPLES-2.3%
FOOD PRODUCTS-2.0%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16(3)                     2,715,000         2,429,925
ASG Consolidated LLC, 15% Sr. Nts., 5/15/17(3,4)                                  5,557,658         4,307,185
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15(2)                    3,295,000         3,476,225
                                                                                                   ----------
                                                                                                   10,213,335
HOUSEHOLD PRODUCTS-0.3%
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18                      1,100,000         1,208,625
ENERGY-10.9%
ENERGY EQUIPMENT & SERVICES-3.1%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19                          2,280,000         2,143,200
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17                 2,940,000         2,778,300
Offshore Group Investments Ltd., 11.50% Sr. Sec. Nts., 8/1/15                     4,300,000         4,670,875
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20                        2,585,000         2,656,088
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19                                          3,215,000         3,287,338
                                                                                                   ----------
                                                                                                   15,535,801
OIL, GAS & CONSUMABLE FUELS-7.8%
Antero Resources Finance Corp., 7.25% Sr. Nts., 8/1/19(3)                         4,400,000         4,532,000
Arch Coal, Inc., 7% Sr. Unsec. Nts., 6/15/19(3)                                     490,000           502,250
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 8.75%
Sr. Unsec. Nts., 6/15/18(3)                                                       2,035,000         2,136,750

2   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

                                                                                     PRINCIPAL
                                                                                        AMOUNT             VALUE
                                                                                   -----------        ----------
OIL, GAS & CONSUMABLE FUELS CONTINUED
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15                                 $ 3,650,000        $2,418,125
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19                             980,000         1,029,000
Breitburn Energy Partners LP/Breitburn Finance Corp., 8.625% Sr. Unsec. Nts.,
10/15/20                                                                             2,975,000         3,127,469
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20                              2,370,000         2,571,450
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50%
Sr. Unsec. Unsub. Nts., 12/15/19                                                       490,000           531,650
James River Coal Co., 7.875% Sr. Unsec. Unsub. Nts., 4/1/19                            735,000           558,600
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20           3,590,000         3,913,100
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21(3)                                  2,145,000         2,203,988
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15(3)                               3,935,000         3,925,163
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17                       930,000           678,900
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15                                                          215,000           223,600
11.75% Sr. Nts., 1/1/16                                                              2,380,000         2,713,200
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19                              1,640,000         1,836,800
SandRidge Energy, Inc.:
8.75% Sr. Unsec. Nts., 1/15/20                                                       3,310,000         3,434,125
9.875% Sr. Unsec. Nts., 5/15/16(3)                                                   1,315,000         1,413,625
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19                                        1,600,000         1,448,000
                                                                                                      ----------
                                                                                                      39,197,795
FINANCIALS-10.6%
CAPITAL MARKETS-5.3%
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16                    1,045,000         1,013,650
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15                                    1,655,000         1,497,775
Nationstar Mortgage/Nationstar Capital Corp., 10.875% Sr. Unsec. Nts.,
4/1/15                                                                               8,355,000         8,313,225
Nuveen Investments, Inc.:
5.50% Sr. Unsec. Nts., 9/15/15                                                       2,390,000         2,019,550
10.50% Sr. Unsec. Unsub. Nts., 11/15/15                                              2,470,000         2,463,825
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18                                   3,864,000         4,303,530
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17                             3,015,000         2,185,875
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16             7,170,000         2,975,550
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75% Sr. Sec. Nts., 2/1/19              2,880,000         1,771,200
                                                                                                      ----------
                                                                                                      26,544,180
COMMERCIAL BANKS-0.5%
CIT Group, Inc., 7% Sec. Bonds, 5/2/17(3)                                            2,635,000         2,635,000
CONSUMER FINANCE-0.9%
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 10/15/183                                   2,055,000         2,075,550
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15                1,950,000         2,154,750
                                                                                                      ----------
                                                                                                       4,230,300
INSURANCE-1.0%
International Lease Finance Corp.:
8.625% Sr. Unsec. Unsub. Nts., 9/15/15                                               1,965,000         2,021,494

3   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

                                                                                     PRINCIPAL
                                                                                        AMOUNT             VALUE
                                                                                   -----------        ----------
INSURANCE CONTINUED
8.75% Sr. Unsec. Unsub. Nts., 3/15/17                                              $ 2,798,000        $2,888,935
                                                                                                      ----------
                                                                                                       4,910,429
REAL ESTATE INVESTMENT TRUSTS-1.7%
DuPont Fabros Technology LP, 8.50% Sr. Unsec. Nts., 12/15/17                         1,205,000         1,295,375
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19                              4,195,000         4,048,175
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22                    3,270,000         3,302,700
                                                                                                      ----------
                                                                                                       8,646,250
REAL ESTATE MANAGEMENT & DEVELOPMENT-1.2%
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15(3,4)                  3,786,653         2,480,258
Realogy Corp., 11.50% Sr. Unsec. Unsub. Nts., 4/15/17                                1,705,000         1,338,425
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13(3,5)                   2,365,000         2,305,875
                                                                                                      ----------
                                                                                                       6,124,558
HEALTH CARE-5.8%
BIOTECHNOLOGY-0.2%
Grifols, Inc., 8.25% Sr. Sec. Nts., 2/1/18                                             900,000           949,500
HEALTH CARE EQUIPMENT & SUPPLIES-2.0%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17                                   2,525,000         2,057,875
Alere, Inc., 8.625% Sr. Unsec. Sub. Nts., 10/1/18                                    1,375,000         1,361,250
Biomet, Inc.:
10.375% Sr. Unsec. Nts., 10/15/17(4)                                                 1,415,000         1,538,813
11.625% Sr. Unsec. Sub. Nts., 10/15/17                                               2,310,000         2,517,900
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18(3)                                1,350,000         1,326,375
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16           1,395,000         1,405,463
                                                                                                      ----------
                                                                                                      10,207,676
HEALTH CARE PROVIDERS & SERVICES-2.9%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15(4)                   2,129,208         2,198,407
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18                 1,570,000         1,297,213
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20                            2,306,000         2,334,825
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18(3)                               1,390,000         1,278,800
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19                              2,910,000         2,458,950
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17                                 1,515,000         1,204,425
Radiation Therapy Services, Inc., 9.875% Sr. Unsec. Sub. Nts., 4/15/17               1,610,000         1,211,525
STHI Holding Corp., 8% Sec. Nts., 3/15/18(3)                                           920,000           949,900
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)(1)       2,010,000            35,175
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts.,
2/1/18                                                                               1,605,000         1,600,988
                                                                                                      ----------
                                                                                                      14,570,208
LIFE SCIENCES TOOLS & SERVICES-0.2%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19(3)        1,015,000         1,070,825

4   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

                                                                                   PRINCIPAL
                                                                                      AMOUNT             VALUE
                                                                                 -----------        ----------
PHARMACEUTICALS-0.5%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14             $   715,000        $  670,313
Mylan, Inc., 6% Sr. Nts., 11/15/18(3)                                                910,000           940,713
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts.,
9/15/18                                                                              655,000           672,194
                                                                                                    ----------
                                                                                                     2,283,220
INDUSTRIALS-13.2%
AEROSPACE & DEFENSE-3.7%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20                                       1,060,000         1,160,700
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17                       4,905,000         4,291,875
Hawker Beechcraft Acquisition Co. LLC:
8.50% Sr. Unsec. Nts., 4/1/15                                                      6,490,000         1,233,100
9.75% Sr. Unsec. Sub. Nts., 4/1/17                                                 1,105,000           110,500
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Nts., 3/15/21(3)            3,755,000         3,698,675
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17               1,203,000         1,239,090
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18                              4,190,000         4,525,200
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18                               2,225,000         2,447,500
                                                                                                    ----------
                                                                                                    18,706,640
AIR FREIGHT & LOGISTICS-0.5%
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18(3)                             2,315,000         2,396,025
AIRLINES-0.5%
American Airlines 2011-2 Class A Pass Through Trust, 8.625% Sec.
Certificates, 4/15/23                                                              2,530,000         2,580,600
BUILDING PRODUCTS-1.2%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17(3)                         1,170,000         1,026,675
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14                    4,090,000         3,640,100
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625% Sr. Sec. Nts.,
12/1/17(3)                                                                         1,240,000         1,271,000
                                                                                                    ----------
                                                                                                     5,937,775
COMMERCIAL SERVICES & SUPPLIES-1.9%
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18                                 5,295,000         5,162,625
West Corp.:
7.875% Sr. Unsec. Nts., 1/15/19                                                    1,370,000         1,366,575
8.625% Sr. Unsec. Nts., 10/1/18                                                    2,835,000         2,877,525
                                                                                                    ----------
                                                                                                     9,406,725
MACHINERY-2.6%
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16(2)                              3,095,000         3,075,502
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16(3)                                   705,000           729,675
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20                          3,060,000         3,239,775
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17                                     4,480,000         4,412,800
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17                              1,485,000         1,544,400
                                                                                                    ----------
                                                                                                    13,002,152
MARINE-0.9%
Marquette Transportation Co./Marquette Transportation Finance Corp.,
10.875% Sec. Nts., 1/15/17                                                         3,730,000         3,776,625

5   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

                                                                    PRINCIPAL
                                                                       AMOUNT               VALUE
                                                               --------------      --------------
MARINE CONTINUED
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S.,
Inc., 8.875% Sr. Sec. Nts., 11/1/17                            $       755,000     $      722,913
                                                                                   --------------
                                                                                        4,499,538
PROFESSIONAL SERVICES-0.4%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15(3)            1,315,000           1,190,075
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr.
 Unsec. Nts.,  6/15/18                                                645,000             740,138
                                                                                   --------------
                                                                                        1,930,213
ROAD & RAIL-1.0%
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18                        3,005,000           3,155,250
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15(3)             4,984,000           2,143,120
                                                                                   --------------
                                                                                        5,298,370
TRADING COMPANIES & DISTRIBUTORS-0.5%
NES Rentals Holdings, Inc., 12.25% Sr. Sec. Nts., 4/15/15(3)        3,000,000           2,550,000
INFORMATION TECHNOLOGY-5.6%
COMMUNICATIONS EQUIPMENT-0.3%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19(3)                            1,350,000           1,316,250
COMPUTERS & PERIPHERALS-0.9%
Seagate HDD Cayman:
6.875% Sr. Unsec. Nts., 5/1/20                                      2,385,000           2,462,513
7% Sr. Unsec. Nts., 11/1/21(3)                                      2,260,000           2,327,800
                                                                                   --------------
                                                                                        4,790,313
ELECTRONIC EQUIPMENT & INSTRUMENTS-0.5%
CDW LLC/CDW Finance Corp., 12.535% Sr. Unsec. Sub. Nts.,
10/12/17                                                            2,395,000           2,418,950
INTERNET SOFTWARE & SERVICES-1.0%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16                    4,785,000           4,916,588
IT SERVICES-1.2%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15                    2,375,000           1,864,375
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20(3)                                    1,580,000           1,587,900
9.875% Sr. Unsec. Nts., 9/24/15                                     2,565,000           2,423,925
                                                                                   --------------
                                                                                        5,876,200
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-1.6%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20         2,685,000           2,772,263
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18(3)                                     2,375,000           2,550,156
10.75% Sr. Unsec. Nts., 8/1/20                                      1,432,000           1,500,020
NXP BV/NXP Funding LLC, 9.75% Sr. Sec. Nts., 8/1/18(3)              1,080,000           1,182,600
                                                                                   --------------
                                                                                        8,005,039
SOFTWARE-0.1%
SunGard Data Systems, Inc., 7.375% Sr. Unsec. Nts., 11/15/18          710,000             730,413
MATERIALS-6.5%
CHEMICALS-1.9%
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18                        1,220,000           1,232,200
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18                                        1,600,000           1,508,000
9% Sec. Nts., 11/15/20                                              1,785,000           1,481,550

6   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

                                                                     PRINCIPAL
                                                                        AMOUNT             VALUE
                                                                   -----------        ----------
CHEMICALS CONTINUED
Lyondell Chemical Co., 8% Sr. Sec. Nts., 11/1/17                   $ 1,106,000        $1,213,835
LyondellBasell Industries NV, 6% Sr. Nts., 11/15/21(3)               2,050,000         2,137,125
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21         2,725,000         2,084,625
                                                                                      ----------
                                                                                       9,657,335
CONSTRUCTION MATERIALS-0.3%
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18               1,445,000         1,266,181
CONTAINERS & PACKAGING-0.8%
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19(3)                  3,130,000         3,255,200
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14                           1,075,000           994,375
                                                                                      ----------
                                                                                       4,249,575
METALS & MINING-0.6%
Aleris International, Inc., 7.625% Sr. Unsec. Nts., 2/15/18          2,520,000         2,469,600
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20                         590,000           635,725
                                                                                      ----------
                                                                                       3,105,325
PAPER & FOREST PRODUCTS-2.9%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18(3)                  1,620,000         1,794,150
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15(3)              4,410,000         4,371,413
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16(3)                 5,347,000         2,860,645
Mercer International, Inc., 9.50% Sr. Unsec. Nts., 12/1/17           2,140,000         2,198,850
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14(1)                    3,270,000         2,436,150
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15(2)          1,735,000         1,049,675
                                                                                      ----------
                                                                                      14,710,883
TELECOMMUNICATION SERVICES-4.3%
DIVERSIFIED TELECOMMUNICATION SERVICES-2.5%
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17                                             1,505,000         1,520,050
8.75% Sr. Unsec. Sub. Nts., 3/15/18                                  2,145,000         2,002,894
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17                2,405,000         2,332,850
Level 3 Financing, Inc.:
9.25% Sr. Unsec. Unsub. Nts., 11/1/14                                  345,000           354,488
9.375% Sr. Unsec. Unsub. Nts., 4/1/19                                2,440,000         2,558,950
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18(3)         1,350,000         1,231,875
Windstream Corp., 7.50% Sr. Unsec. Nts., 6/1/22(3)                   2,640,000         2,640,000
                                                                                      ----------
                                                                                      12,641,107
WIRELESS TELECOMMUNICATION SERVICES-1.8%
Cricket Communications, Inc., 7.75% Sr.
 Unsec. Nts., 10/15/20                                               3,075,000         2,698,313
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20            2,395,000         2,239,325
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15       2,610,000         2,401,200
Sprint Capital Corp., 8.75% Nts., 3/15/32                              610,000           496,388
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18(3)                   985,000         1,036,713
                                                                                      ----------
                                                                                       8,871,939
UTILITIES-3.6%
ELECTRIC UTILITIES-1.5%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17                   3,655,000         2,394,025
Energy Future Intermediate Holding Co. LLC, 10% Sr.
 Sec. Nts., 12/1/20                                                  1,455,000         1,542,300

7   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED

                                                                           PRINCIPAL
                                                                              AMOUNT             VALUE
                                                                         -----------        ----------
ELECTRIC UTILITIES CONTINUED
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15                                $ 8,115,000        $2,921,400
10.25% Sr. Unsec. Nts., Series B, 11/1/15                                  1,960,000           686,000
                                                                                            ----------
                                                                                             7,543,725
ENERGY TRADERS-2.0%
AES Corp. (The), 8% Sr. Unsec. Unsub. Nts., 10/15/17                       1,080,000         1,193,400
Calpine Corp., 7.50% Sr. Sec. Nts., 2/15/21(3)                             1,120,000         1,204,000
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20                   2,315,000         2,442,325
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18(3)                      360,000           355,500
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17(3)                   2,375,000         2,446,250
NRG Energy, Inc., 7.625% Sr. Unsec. Nts., 1/15/18                            705,000           708,525
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15                   1,355,000         1,385,488
                                                                                            ----------
                                                                                             9,735,488
GAS UTILITIES-0.1%
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec.
 Nts., 5/1/21                                                                760,000           672,600
                                                                                            ----------
Total Corporate Bonds and Notes (Cost $442,712,192)                                        404,921,581
LOAN PARTICIPATIONS-5.9%
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd
Lien Term Loan, 10%,  2/15/18(5)                                             710,000           654,088
Clear Channel Communications, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan: Tranche B, 3.91%, 1/29/16(5)                2,030,000         1,506,146
Tranche B, 3.91%, 1/29/16(5,6)                                               135,000           100,162
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd
 Lien Term Loan, Tranche B,  3.855%, 10/19/15(4,5)                        10,254,586         6,110,020
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd
 Lien Term Loan,  12.50%, 7/31/15                                          4,186,562         4,345,304
OneLink Communications/San Juan Cable LLC,  Sr.
Sec. Credit Facilities 2nd  Lien Term Loan, Tranche B,
10%, 10/31/13(5)                                                           1,840,000         1,794,000
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 6.50%, 7/30/15(5,6)                                                  2,830,000         2,519,586
Realogy Corp., Extended Sr. Sec. Credit Facilities 1st
Lien Term Loan: Tranche B, 4%, 10/10/16(5,6)                                 293,850           263,678
Tranche B, 4.522%, 10/10/16(5,6)                                           3,727,208         3,344,502
Revel Entertainment LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, 7.50%,  2/17/17(5,6)                                   1,310,000         1,201,925
Samson Investment Co., Sr. Sec. Credit Facilities
 Bridge Loan, 6.50%,  12/20/12(5,6)                                        4,900,000         4,900,000
Walter Investment Management Corp., Sr. Sec.
 Credit Facilities 2nd Lien  Term Loan, 11%, 9/28/16(5,6)                  1,500,000         1,517,813
Walter Investment Management Corp., Sr. Sec.
Credit Facilities 2nd Lien  Term Loan, 12.50%, 9/28/16(5)                  1,490,000         1,507,694
                                                                                            ----------
Total Loan Participations (Cost $30,121,762)                                                29,764,918

8   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)


                                                                                   SHARES           VALUE
                                                                                  -------      ----------
PREFERRED STOCKS-1.2%
Ally Financial, Inc., 7%, Non-Vtg.(3)                                               3,934      $2,820,309
GMAC Capital Trust I, 8.125% Cum.                                                  35,000         676,900
Greektown Superholdings, Inc., Series A-1(7)                                       41,630       2,710,113
                                                                                               ----------
Total Preferred Stocks (Cost $8,530,053)                                                        6,207,322
COMMON STOCKS-3.2%
AbitibiBowater, Inc.(7)                                                           143,886       2,093,541
American Media Operations, Inc.(7)                                                266,268       4,260,288
Dana Holding Corp.(7)                                                              95,472       1,159,985
Gaylord Entertainment Co., Cl. A(7)                                                58,444       1,410,838
Global Aviation Holdings, Inc.(7)                                                   4,500          45,000
Greektown Superholdings, Inc.(7)                                                    3,150         190,764
Huntsman Corp.                                                                     31,409         314,090
Kaiser Aluminum Corp.                                                               2,291         105,111
LyondellBasell Industries NV, Cl. A                                                56,947       1,850,208
Orbcomm, Inc.(7)                                                                   12,519          37,432
Premier Holdings Ltd.(7)                                                          288,828               -
Range Resources Corp.                                                               9,330         577,900
Solutia, Inc.(7)                                                                   25,871         447,051
Visteon Corp.(7)                                                                   53,045       2,649,051
Walter Industries, Inc.                                                             4,800         290,688
Whiting Petroleum Corp.7                                                            9,656         450,839
                                                                                               ----------
Total Common Stocks (Cost $26,710,801)                                                         15,882,786

                                                                            UNIT
                                                                         -------
RIGHTS, WARRANTS AND CERTIFICATES-0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17 7
(Cost $15,531,220)                                                       57,305       2,062

                                                                             SHARES
                                                                         ----------
INVESTMENT COMPANY-9.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%8,9 (Cost
$47,901,343)                                                             47,901,343            47,901,343
TOTAL INVESTMENTS, AT VALUE (COST $574,687,266)                               100.5%          504,719,402
LIABILITIES IN EXCESS OF OTHER ASSETS                                          (0.5)           (2,721,194)
                                                                         ---------- ---------------------
NET ASSETS                                                                    100.0%       $  501,998,208
                                                                         --------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

* December 30, 2011 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

9   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

2. Restricted security. The aggregate value of restricted securities as of December 30, 2011 was $7,640,792, which represents 1.52% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                                  UNREALIZED
                                                                       ACQUISITION                              APPRECIATION
SECURITY                                                                     DATES         COST       VALUE   (DEPRECIATION)
------------                                                        --------------  -----------  ----------  ---------------
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16                  4/21/10-5/3/11  $ 3,133,903  $3,075,502  $      (58,401)
Goldman Sachs Asset Management CBO Ltd., Sub.
Collateralized Bond Obligations, Series 1A, Cl. D, 12.54%,
  6/13/11                                                            6/8/99-8/1/07    2,746,126           -       (2,746,126)
NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I, Cl. ECFD,
3.405%, 1/25/29                                                            8/10/10      433,769      39,390        (394,379)
Norske Skogindustrier ASA, 6.125% Unsec. Bonds,
10/15/15                                                             3/7/11-4/6/11    1,578,451   1,049,675        (528,776)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08                                  3/6/98    3,785,730           -      (3,785,730)
Southern States Cooperative, Inc., 11.25% Sr. Nts.,
5/15/15                                                             4/28/10-5/4/11    3,364,793   3,476,225         111,432
                                                                                    ---------------------------------------
                                                                                    $15,042,772  $7,640,792  $   (7,401,980)
                                                                                    =======================================

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $116,431,018 or 23.19% of the Fund's net assets as of December 30, 2011.

4. Interest or dividend is paid-in-kind, when applicable.

5. Represents the current interest rate for a variable or increasing rate security.

6. When-issued security or delayed delivery to be delivered and settled after December 30, 2011. See accompanying Notes.

7. Non-income producing security.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES       GROSS       GROSS             SHARES
                                                    SEPTEMBER 30, 2011   ADDITIONS  REDUCTIONS  DECEMBER 30, 2011
                                                    ------------------  ----------  ----------  -----------------
Oppenheimer Institutional Money Market Fund, Cl. E  34,936,445          95,375,047  82,410,149  47,901,343

                                                              VALUE     INCOME
                                                      -------------  ---------
Oppenheimer Institutional Money Market Fund, Cl. E    $  47,901,343  $  18,299

9. Rate shown is the 7-day yield as of December 30, 2011.

10   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of December 30, 2011 based on valuation input level:

                                                                 LEVEL 2-
                                           LEVEL 1-           SIGNIFICANT         LEVEL 3-
                                         UNADJUSTED     OTHER SIGNIFICANT     UNOBSERVABLE
                                      QUOTED PRICES     OBSERVABLE INPUTS           INPUTS           VALUE
                                   ----------------    ------------------    -------------    ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities              $            -    $           39,390    $           -    $     39,390
Corporate Bonds and Notes                         -           404,921,581                -     404,921,581
Loan Participations                               -            29,764,918                -      29,764,918
Preferred Stocks                                  -             3,497,209        2,710,113       6,207,322
Common Stocks                             8,737,683             6,909,339          235,764      15,882,786
Rights, Warrants and Certificates                 -                     -            2,062           2,062
Investment Company                       47,901,343                     -                -      47,901,343
                                     ---------------------------------------------------------------------
Total Assets                         $   56,639,026    $      445,132,437    $   2,947,939    $504,719,402
                                     ---------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since December 30, 2011 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

11   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

                           WHEN-ISSUED OR DELAYED DELIVERY
                           BASIS TRANSACTIONS
Purchased securities       $                    13,769,972

12   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 30, 2011 is as follows:

Cost                               $10,026,224
Market Value                       $ 2,510,715
Market Value as a % of Net Assets        0.50%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative

13   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

     time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual commodities to increase exposure to commodity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

14   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

During the period ended December 30, 2011, the Fund had an ending monthly average market value of $1,875 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

As of December 30, 2011, the Fund had no outstanding purchased or written options.

SWAP CONTRACTS
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific
underlying reference asset.   Swap contracts are typically more attractively
priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk
factors.   Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become

15   |   OPPENHEIMER CHAMPION INCOME FUND

Oppenheimer Champion Income Fund
STATEMENT OF INVESTMENTS DECEMBER 30, 2011* (UNAUDITED)

     realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

     For the period ended December 30, 2011, the Fund had ending monthly average notional amounts of $1,303,750 on credit default swaps to sell protection.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of December 30, 2011, the Fund had no such credit default swaps outstanding.

RESTRICTED SECURITIES
As of December 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities     $     575,334,582
                                   =================
Gross unrealized appreciation      $       7,659,763
Gross unrealized depreciation            (78,274,943)
                                   -----------------
Net unrealized depreciation        $     (70,615,180)
                                   =================

16   |   OPPENHEIMER CHAMPION INCOME FUND

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Champion Income Fund

By:  /s/ William F. Glavin, Jr.
     ----------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 2/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ William F. Glavin, Jr.
     ----------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 2/9/2012

By:  /s/ Brian W. Wixted
     ----------------------------
     Brian W. Wixted
     Principal Financial Officer

Date: 2/9/2012